AMMENDMENT TO SETTLEMENT AGREEMENT

Date: April 29, 2013

Between

StichtingAdministratiekantoor Carlos Bijl
Sweelincklaan 6
3055 WT Rotterdam
Holland (Bijl)

And

Mantra Venture Group Ltd.,
#562 800 15355 24th Ave.,
South Surrey, BC Canada V4A 2H9 (Mantra)

Whereas:

A. Mantra is indebted to Bijl pursuant to the terms of a Convertible Debenture dated October 28, 2008 (the "Debenture");

B. Bijl has commenced an action in the Supreme Court of British Columbia, S.C.B.C. Action No. S108389 (the Action) to enforce payment of the Debenture;

C. The parties have entered into a Settlement Agreement dated July 16, 2012 (the "July Agreement") in full and final settlement of the Debenture.

D. The parties wish to amend the terms of the July Agreement.

THEREFORE in consideration of the premises and mutual covenants and agreements herein contained, and for other good and valuable consideration, the parties hereto agree as follows:

1. All capitalized terms not otherwise defined herein shall have the meanings set out in the July Agreement.

2. Section 2 of the July Agreement is amended by deleting the words "April 11, 2013" and inserting the words "September 15, 2013".

3. Upon execution of this Agreement Mantra shall pay to Bijl US$6,863 which amount shall be in full satisfaction of future interest payable in respect of the Debenture from April 1, 2013 through September 15, 2013.

4. Mantra hereby grants to Bijl options to purchase up to 100,000 common shares in Mantra's capital stock which option shall be exercisable for a period of 24 months from the time of issuance at the exercise price of US$0.12 per share. The issuance of the options to Bijl shall be subject to Bijl duly executing and delivering to Mantra the Option Agreement attached hereto as Exhibit "A" and all applicable documents incorporated therein, including the Prospective Investor Suitability Questionnaire and Canadian Questionnaire.

5. The parties further agree that the intent and the wording of the Agreement be and is hereby amended for such additional changes as may be necessary or incidental in order to give effect to the foregoing agreement between the parties.

6. Except as hereby amended, the Agreement shall remain unamended and in full force and effect.

7. This Agreement shall enure to the benefit of and be binding upon the parties hereto and their respective successors and permitted assigns.

8. This Agreement shall be construed and interpreted in accordance with the laws of the Province of British Columbia.

WITNESS WHEREOF the parties make this Agreement effective as of the date first above written

STICHTING ADMINISTRATIEKANTOOR CARLOS BIJL

/s/ Dirk Bijl

Per: Dirk Bijl, Director

MANTRA VENTURE GROUP LTD.

/s/ Larry Kristof

Per: Larry Kristof, Director

Exhibit A

THESE SECURITIES HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE AND HAVE BEEN ISSUED IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS.

THESE OPTIONS WILL EXPIRE AND BECOME NULL AND VOID

AT 4:30 P.M. (PACIFIC STANDARD TIME) ON APRIL 29, 2015

SHARE PURCHASE OPTIONS

TO PURCHASE COMMON SHARES OF

MANTRA VENTURE GROUP LTD.
incorporated in the Province of British Columbia

Option Certificate No. ______

THIS IS TO CERTIFY THAT **Stichting Administratiekantoor Carlos Bijl,** (the "Holder"), of **Sweelincklaan 6, 3055 WT Rotterdam Holland**, has the right to purchase, upon and subject to the terms and conditions hereinafter referred to, up to 100,000,000 fully paid and non-assessable common shares (the "Shares") in the capital of **Mantra Venture Group Ltd.** (hereinafter called the "Company") on or before 4:30 p.m. (Pacific Standard Time) on April 29, 2015 (the "Expiry Date") at a price per Share (the "Exercise Price") of US$0.12 on the terms and conditions attached hereto as Appendix "A" (the "Terms and Conditions").

1. ONE (1) OPTION AND THE EXERCISE PRICE ARE REQUIRED TO PURCHASE ONE SHARE. THIS CERTIFICATE REPRESENTS 100,000 OPTIONS.

2. These Options are issued subject to the Terms and Conditions, and the Option Holder may exercise the right to purchase Shares only in accordance with those Terms and Conditions.

3. The issuance of these options shall be subject to the Holder duly completing and executing the Prospective Investor Suitability Questionnaire and Canadian Questionnaire attached hereto as Appendix C and Appendix D.

4. Nothing contained herein or in the Terms and Conditions will confer any right upon the Holder hereof or any other person to subscribe for or purchase any Shares at any time subsequent to the Expiry Date, and from and after such time, this Option and all rights hereunder will be void and of no value.

IN WITNESS WHEREOF the Company has executed this Option Certificate this 29th day of April, 2013.

MANTRA VENTURE GROUP LTD.

Per: ______________________________
Authorized Signatory

APPENDIX "A"

TERMS AND CONDITIONS dated April 29, 2013, attached to the Options issued by Mantra Venture Group Ltd.

1. INTERPRETATION

1.1 Definitions

In these Terms and Conditions, unless there is something in the subject matter or context inconsistent therewith:

(a) "Company" means Mantra Venture Group Ltd. until a successor corporation will have become such as a result of consolidation, amalgamation or merger with or into any other corporation or corporations, or as a result of the conveyance or transfer of all or substantially all of the properties and estates of the Company as an entirety to any other corporation and thereafter "Company" will mean such successor corporation;

(b) "Company's Auditors" means an independent firm of accountants duly appointed as auditors of the Company;

(c) "Director" means a director of the Company for the time being, and reference, without more, to action by the directors means action by the directors of the Company as a Board, or whenever duly empowered, action by an executive committee of the Board;

(d) "herein", "hereby" and similar expressions refer to these Terms and Conditions as the same may be amended or modified from time to time; and the expression "Article" and "Section," followed by a number refer to the specified Article or Section of these Terms and Conditions;

(e) "person" means an individual, corporation, partnership, trustee or any unincorporated organization and words importing persons have a similar meaning;

(f) "shares" means the common shares in the capital of the Company as constituted at the date hereof and any shares resulting from any subdivision or consolidation of the shares;

(g) "Option Holders" or "Holders" means the holders of the Options; and

(h) "Options" means the options of the Company issued and presently authorized and for the time being outstanding.

1.2 Gender

Words importing the singular number include the plural and vice versa and words importing the masculine gender include the feminine and neuter genders.

1.3 Interpretation not affected by Headings

The division of these Terms and Conditions into Articles and Sections, and the insertion of headings are for convenience of reference only and will not affect the construction or interpretation thereof.

1.4 Applicable Law

The Options will be construed in accordance with the laws of the Province of British Columbia.

2. ISSUE OF OPTIONS

2.1 Additional Options

The Company may at any time and from time to time issue additional options or grant options or similar rights to purchase shares of its capital stock.

2.2 Option to Rank *Pari Passu*

All Options and additional options, options or similar rights to purchase shares from time to time issued or granted by the Company, will rank *pari passu* whatever may be the actual dates of issue or grant thereof, or of the dates of the certificates by which they are evidenced.

2.3 Issue in substitution for Lost Options

(a) In case a Option becomes mutilated, lost, destroyed or stolen, the Company, at its discretion, may issue and deliver a new Option of like date and tenor as the one mutilated, lost, destroyed or stolen, in exchange for and in place of and upon cancellation of such mutilated Option, or in lieu of, and in substitution for such lost, destroyed or stolen Option and the substituted Option will be entitled to the benefit hereof and rank equally in accordance with its terms with all other Options issued or to be issued by the Company.

(b) The applicant for the issue of a new Option pursuant hereto will bear the cost of the issue thereof and in case of loss, destruction or theft furnish to the Company such evidence of ownership and of loss, destruction, or theft of the Option so lost, destroyed or stolen as will be satisfactory to the Company in its discretion and such applicant may also be required to furnish indemnity in amount and form satisfactory to the Company in its discretion, and will pay the reasonable charges of the Company in connection therewith.

2.4 Option Holder Not a Shareholder

The holding of a Option will not constitute the Holder thereof a shareholder of the Company, nor entitle him to any right or interest in respect thereof except as in the Option expressly provided.

3. NOTICE

3.1 Notice to Option Holders

Any notice required or permitted to be given to the Holders will be in writing and may be given by prepaid registered post, electronic facsimile transmission or other means of electronic communication capable of producing a printed copy to the address of the Holder appearing on the Holder's Option or to such other address as any Holder may specify by notice in writing to the Company, and any such notice will be deemed to have been given and received by the Holder to whom it was addressed if mailed, on the third day following the mailing thereof, if by facsimile or other electronic communication, on successful transmission, or, if delivered, on delivery; but if at the time or mailing or between the time of mailing and the third business day thereafter there is a strike, lockout, or other labour disturbance affecting postal service, then the notice will not be effectively given until actually delivered.

3.2 Notice to the Company

Any notice required or permitted to be given to the Company will be in writing and may be given by prepaid registered post, electronic facsimile transmission or other means of electronic communication capable of producing a printed copy to the address of the Company set forth below or such other address as the Company may specify by notice in writing to the Holder, and any such notice will be deemed to have been given and received by the Company to whom it was addressed if mailed, on the third day following the mailing thereof, if by facsimile or other electronic communication, on successful transmission, or, if delivered, on delivery; but if at the time or mailing or between the time of mailing and the third business day thereafter there is a strike, lockout, or other labour disturbance affecting postal service, then the notice will not be effectively given until actually delivered:

Mantra Venture Group Ltd.,
#562 800 15355 24th Ave.
South Surrey, BC
Canada V4A 2H9

Attention: Larry Kristof

with a copy to:

Macdonald Tuskey
Corporate and Securities Lawyers
Suite 400 – 570 Granville Street
Vancouver, British Columbia V6C 3P1

Attention: William L. Macdonald

Fax: (604) 681-4760

4. EXERCISE OF OPTIONS

4.1 Method of Exercise of Options

The right to purchase shares conferred by the Options may be exercised by the Holder surrendering the Option Certificate representing same, with a duly completed and executed subscription in the form attached hereto and a bank draft or certified cheque payable to or to the order of the Company, at par, in Vancouver, Canada, for the purchase price applicable at the time of surrender in respect of the shares subscribed for in lawful money of the United States of America, to the Company at the address set forth in, or from time to time specified by the Company pursuant to, Section 0.

4.2 Effect of Exercise of Options

(a) Upon surrender and payment as aforesaid the shares so subscribed for will be deemed to have been issued and such person or persons will be deemed to have become the Holder or Holders of record of such shares on the date of such surrender and payment, and such shares will be issued at the subscription price in effect on the date of such surrender and payment.

(b) Within ten business days after surrender and payment as aforesaid, the Company will forthwith cause to be delivered to the person or persons in whose name or names the shares so subscribed for are to be issued as specified in such subscription or mailed to him or them at his or their respective addresses specified in such subscription, a certificate or certificates

for the appropriate number of shares not exceeding those which the Option Holder is entitled to purchase pursuant to the Option surrendered.

4.3 Subscription for Less Than Entitlement

The Holder of any Option may subscribe for and purchase a number of shares less than the number which he is entitled to purchase pursuant to the surrendered Option. In the event of any purchase of a number of shares less than the number which can be purchased pursuant to a Option, the Holder thereof upon exercise thereof will in addition be entitled to receive a new Option in respect of the balance of the shares which he was entitled to purchase pursuant to the surrendered Option and which were not then purchased.

4.4 Options for Fractions of Shares

To the extent that the Holder of any Option is entitled to receive on the exercise or partial exercise thereof a fraction of a share, such right may be exercised in respect of such fraction only in combination with another Option or other warrant which in the aggregate entitle the Holder to receive a whole number of such shares.

4.5 Expiration of Options

After the expiration of the period within which a Option is exercisable, all rights thereunder will wholly cease and terminate and such Option will be void and of no effect.

4.6 Time of Essence

Time will be of the essence hereof.

4.7 Subscription Price

Each Option is exercisable at a price per share (the "Exercise Price") of US$0.12 per One (1) Option and the Exercise Price are required to subscribe for each share during the term of the Options.

4.8 Adjustment of Exercise Price

(a) The Exercise Price and the number of shares deliverable upon the exercise of the Options will be subject to adjustment in the event and in the manner following:

(i) If and whenever the shares at any time outstanding are subdivided into a greater or consolidated into a lesser number of shares the Exercise Price will be decreased or increased proportionately as the case may be; upon any such subdivision or consolidation the number of shares deliverable upon the exercise of the Options will be increased or decreased proportionately as the case may be.

(ii) In case of any capital reorganization or of any reclassification of the capital of the Company or in the case of the consolidation, merger or amalgamation of the Company with or into any other Company (hereinafter collectively referred to as a "Reorganization"), each Option will after such Reorganization confer the right to purchase the number of shares or other securities of the Company (or of the Company's resulting from such Reorganization) which the Option Holder would have been entitled to upon Reorganization if the Option Holder had been a shareholder at the time of such Reorganization.

In any such case, if necessary, appropriate adjustments will be made in the application of the provisions of this Article Four relating to the rights and interest thereafter of the Holders of the Options so that the provisions of this Article Four will be made applicable as nearly as reasonably possible to any shares or other securities deliverable after the Reorganization on the exercise of the Options.

The subdivision or consolidation of shares at any time outstanding into a greater or lesser number of shares (whether with or without par value) will not be deemed to be a Reorganization for the purposes of this clause 0.

(b) The adjustments provided for in this Section 0 are cumulative and will become effective immediately after the record date or, if no record date is fixed, the effective date of the event which results in such adjustments.

4.9 Determination of Adjustments

If any questions will at any time arise with respect to the Exercise Price or any adjustment provided for in Section 4.8, such questions will be conclusively determined by the Company's Auditors, or, if they decline to so act any other firm of certified public accountants in the United States of America that the Company may designate and who will have access to all appropriate records and such determination will be binding upon the Company and the Holders of the Options.

5. COVENANTS BY THE COMPANY

5.1 Reservation of Shares

The Company will reserve and there will remain unissued out of its authorized capital a sufficient number of shares to satisfy the rights of purchase provided for herein and in the Options should the Holders of all the Options from time to time outstanding determine to exercise such rights in respect of all shares which they are or may be entitled to purchase pursuant thereto and hereto.

6. WAIVER OF CERTAIN RIGHTS

6.1 Immunity of Shareholders, etc.

The Option Holder, as part of the consideration for the issue of the Options, waives and will not have any right, cause of action or remedy now or hereafter existing in any jurisdiction against any past, present or future incorporator, shareholder, Director or Officer (as such) of the Company for the issue of shares pursuant to any Option or on any covenant, agreement, representation or optiony by the Company herein contained or in the Option.

7. MODIFICATION OF TERMS, MERGER, SUCCESSORS

7.1 Modification of Terms and Conditions for Certain Purposes

From time to time the Company may, subject to the provisions of these presents, modify the Terms and Conditions hereof, for the purpose of correction or rectification of any ambiguities, defective provisions, errors or omissions herein.

7.2 Options Not Transferable

The Option and all rights attached to it are not transferable.

7.3 Legending and Registration of Subject Securities

If the Holder is a US person:

> "NONE OF THE SECURITIES TO WHICH THIS PRIVATE PLACEMENT SUBSCRIPTION AGREEMENT (THE "SUBSCRIPTION AGREEMENT") RELATES HAVE BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"), OR ANY U.S. STATE SECURITIES LAWS, AND, UNLESS SO REGISTERED, NONE MAY BE OFFERED OR SOLD IN THE UNITED STATES OR, DIRECTLY OR INDIRECTLY, TO U.S. PERSONS (AS DEFINED HEREIN) EXCEPT PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN EACH CASE ONLY IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS."

If the Holder is a non-US person:

> THE SECURITIES REPRESENTED HEREBY HAVE BEEN OFFERED IN AN OFFSHORE TRANSACTION TO A PERSON WHO IS NOT A U.S. PERSON (AS DEFINED HEREIN) PURSUANT TO REGULATION S UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT").
>
> NONE OF THE SECURITIES REPRESENTED HEREBY HAVE BEEN REGISTERED UNDER THE 1933 ACT, OR ANY U.S. STATE SECURITIES LAWS, AND, UNLESS SO REGISTERED, MAY NOT BE OFFERED OR SOLD, DIRECTLY OR INDIRECTLY, IN THE UNITED STATES (AS DEFINED HEREIN) OR TO U.S. PERSONS EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S UNDER THE 1933 ACT, PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN EACH CASE ONLY IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS. IN ADDITION, HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE 1933 ACT. "UNITED STATES" AND "U.S. PERSON" ARE AS DEFINED BY REGULATION S UNDER THE 1933 ACT.

APPENDIX "B"

FORM OF SUBSCRIPTION

TO:

Mantra Venture Group Ltd.,
#562 800 15355 24th Ave.,
South Surrey, BC Canada V4A 2H9

The undersigned Holder of the within Options hereby subscribes for ___________ common shares (the "Shares") of Mantra Venture Group Ltd. (the "Company) pursuant to the within Options at US$0.12 per Share on the terms specified in the said Options. This subscription is accompanied by a certified cheque or bank draft payable to or to the order of the Company for the whole amount of the purchase price of the Shares.

The undersigned hereby directs that the Shares be registered as follows:

NAME(S) IN FULL	ADDRESS(ES)	NUMBER OF SHARES
Stichting Hamskantoor	Sweelinckhaan 6	100000
MR Carlos Pyl	3055 WT Rotterdam	
	TOTAL: Holland	

(Please print full name in which share certificates are to be issued, stating whether Mr., Mrs. or Miss is applicable).

DATED this 6 day of 05, 2013.

In the presence of:

[signature]

Signature of Witness

[signature]

Signature of Option Holder

Please print below your name and address in full.

Name (Mr./Mrs./Miss) M. van Neutigem

Address Parelsnoer 88
3162 VK Rhoon
The Netherlands

INSTRUCTIONS FOR SUBSCRIPTION

The signature to the subscription must correspond in every particular with the name written upon the face of the Option without alteration or enlargement or any change whatever. If there is more than one subscriber, all must sign.

In the case of persons signing by agent or attorney or by personal representative(s), the authority of such agent, attorney or representative(s) to sign must be proven to the satisfaction of the Company.

If the Option certificate and the form of subscription are being forwarded by mail, registered mail must be employed.

APPENDIX "C"

PROSPECTIVE INVESTOR SUITABILITY QUESTIONNAIRE

All capitalized terms herein, unless otherwise defined, have the meanings ascribed thereto in the Subscription Agreement.

This Questionnaire is for use by each Subscriber who is a US person (as that term is defined Regulation S of the United States Securities Act of 1933 (the "1933 Act")) and has indicated an interest in purchasing Securities of Mantra Venture Group Ltd. (the "Company"). The purpose of this Questionnaire is to assure the Company that each Subscriber will meet the standards imposed by the 1933 Act and the appropriate exemptions of applicable state securities laws. The Company will rely on the information contained in this Questionnaire for the purposes of such determination. The Securities will not be registered under the 1933 Act in reliance upon the exemption from registration afforded by Section 3(b) and/or Section 4(6) of the 1933 Act. This Questionnaire is not an offer of Securities or any other securities of the Company in any state other than those specifically authorized by the Company.

All information contained in this Questionnaire will be treated as confidential. However, by signing and returning this Questionnaire, each Subscriber agrees that, if necessary, this Questionnaire may be presented to such parties as the Company deems appropriate to establish the availability, under the 1933 Act or applicable state securities law, of exemption from registration in connection with the sale of the Securities hereunder.

The Subscriber covenants, represents and warrants to the Company that it satisfies one or more of the categories of "Accredited Investors", as defined by Regulation D promulgated under the 1933 Act, as indicated below: (Please initial in the space provide those categories, if any, of an "Accredited Investor" which the Subscriber satisfies)

__X__ Category 1 — An organization described in Section 501(c)(3) of the United States Internal Revenue Code, a corporation, a Massachusetts or similar business trust or partnership, not formed for the specific purpose of acquiring the Securities, with total assets in excess of US $5,000,000;

______ Category 2 — A natural person whose individual net worth, or joint net worth with that person's spouse, on the date of purchase exceeds US $1,000,000;

______ Category 3 — A natural person who had an individual income in excess of US $200,000 in each of the two most recent years or joint income with that person's spouse in excess of US $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year;

______ Category 4 — A "bank" as defined under Section (3)(a)(2) of the 1933 Act or savings and loan association or other institution as defined in Section 3(a)(5)(A) of the 1933 Act acting in its individual or fiduciary capacity; a broker dealer registered pursuant to Section 15 of the *Securities Exchange Act of 1934* (United States); an insurance company as defined in Section 2(13) of the 1933 Act; an investment company registered under the *Investment Company Act of 1940*

(United States) or a business development company as defined in Section 2(a)(48) of such Act; a Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the *Small Business Investment Act of 1958* (United States); a plan with total assets in excess of $5,000,000 established and maintained by a state, a political subdivision thereof, or an agency or instrumentality of a state or a political subdivision thereof, for the benefit of its employees; an employee benefit plan within the meaning of the *Employee Retirement Income Security Act of 1974* (United States) whose investment decisions are made by a plan fiduciary, as defined in Section 3(21) of such Act, which is either a bank, savings and loan association, insurance company or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000, or, if a self-directed plan, whose investment decisions are made solely by persons that are accredited investors;

______ Category 5 A private business development company as defined in Section 202(a)(22) of the *Investment Advisers Act of 1940* (United States);

______ Category 6 A director or executive officer of the Company;

______ Category 7 A trust with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the Securities, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii) under the 1933 Act;

______ Category 8 An entity in which all of the equity owners satisfy the requirements of one or more of the foregoing categories;

Note that prospective Subscribers claiming to satisfy one of the above categories of Accredited Investor may be required to supply the Company with a balance sheet, prior years' federal income tax returns or other appropriate documentation to verify and substantiate the Subscriber's status as an Accredited Investor.

If the Subscriber is an entity which initialled Category 8 in reliance upon the Accredited Investor categories above, state the name, address, total personal income from all sources for the previous calendar year, and the net worth (exclusive of home, home furnishings and personal automobiles) for each equity owner of the said entity:

____

____

The Subscriber hereby certifies that the information contained in this Questionnaire is complete and accurate and the Subscriber will notify the Company promptly of any change in any such information. If this Questionnaire is being completed on behalf of a corporation, partnership, trust or estate, the person executing on behalf of the Subscriber represents that it has the authority to execute and deliver this Questionnaire on behalf of such entity.

IN WITNESS WHEREOF, the undersigned has executed this Questionnaire as of the _______ day of_____, 2012.

If a Corporation, Partnership or Other Entity:

stichting adams kant carlos Byl

Print of Type Name of Entity

Signature of Authorized Signatory

stichting

Type of Entity

If an Individual:

Signature

Kirk Byl

Print or Type Name

BSN 06018280

Social Security/Tax I.D. No.

APPENDIX "D"

CANADIAN QUESTIONNAIRE

All capitalized terms herein, unless otherwise defined, have the meanings ascribed thereto in the Subscription Agreement.

The purpose of this Questionnaire is to assure the Company that the Subscriber will meet certain requirements of National Instrument 45-106 ("NI 45-106"). The Company will rely on the information contained in this Questionnaire for the purposes of such determination.

The Subscriber covenants, represents and warrants to the Company that:

1. the Subscriber has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of the transactions detailed in the Subscription Agreement and the Subscriber is able to bear the economic risk of loss arising from such transactions;

2. the Subscriber is **(tick one or more of the following boxes)**:

(A)	a director, executive officer, employee, founder or control person of the Company	☒
(B)	a spouse, parent, grandparent, brother, sister or child of a director, executive officer, founder or control person of the Company	☒
(C)	a parent, grandparent, brother, sister or child of the spouse of a director, executive officer, founder or control person of the Company	☒
(D)	a close personal friend of a director, executive officer, founder or control person of the Company	☒
(E)	a close business associate of a director, executive officer, founder or control person of the Company	☒
(F)	an accredited investor	☐

3. if the Subscriber has checked box B, C, D or E in paragraph 3 above, the director, executive officer, founder or control person of the Company with whom the undersigned has the relationship is:

____

(Instructions to Subscriber: fill in the name of each director, executive officer, founder and control person which you have the above-mentioned relationship with.)

4. if the Subscriber has ticked box F in Section 2 above, the Subscriber satisfies one or more of the categories of "accredited investor" (as that term is defined in NI 45-106) indicated below (please check the appropriate box):

☐ (a) a Canadian financial institution as defined in National Instrument 14-101, or an authorized foreign bank listed in Schedule III of the *Bank Act* (Canada);

☐ (b) the Business Development Bank of Canada incorporated under the *Business Development Bank Act* (Canada);

☐ (c) a subsidiary of any person referred to in any of the foregoing categories, if the person owns all of the voting securities of the subsidiary, except the voting securities required by law to be owned by directors of that subsidiary;

☐ (d) an individual registered or formerly registered under securities legislation in a jurisdiction of Canada, as a representative of a person or company registered under securities legislation in a jurisdiction of Canada, as an adviser or dealer, other than a limited market dealer registered under the *Securities Act* (Ontario) or the *Securities Act* (Newfoundland);

☐ (e) an individual registered or formerly registered under the securities legislation of a jurisdiction of Canada as a representative of a person referred to in paragraph (d);

☐ (f) the government of Canada or a province, or any crown corporation or agency of the government of Canada or a province;

☐ (g) a municipality, public board or commission in Canada and a metropolitan community, school board, the Comite de gestion de la taxe scholaire de l'ile de Montreal or an intermunicipal management board in Québec;

☐ (h) a national, federal, state, provincial, territorial or municipal government of or in any foreign jurisdiction, or any agency thereof;

☐ (i) a pension fund that is regulated by either the Office of the Superintendent of Financial Institutions (Canada) or a pension commission or similar regulatory authority of a jurisdiction of Canada;

☐ (j) an individual who either alone or with a spouse beneficially owns, directly or indirectly, financial assets (as defined in NI 45-106) having an aggregate realizable value that, before taxes but net of any related liabilities, exceeds CDN$1,000,000;

☐ (k) an individual whose net income before taxes exceeded CDN$200,000 in each of the two more recent calendar years or whose net income before taxes combined with that of a spouse exceeded $300,000 in each of those years and who, in either case, reasonably expects to exceed that net income level in the current calendar year;

☐ (l) an individual who, either alone or with a spouse, has net assets of at least CDN $5,000,000;

☐ (m) a person, other than an individual or investment fund, that had net assets of at least CDN$5,000,000 as reflected on its most recently prepared financial statements;

☐ (n) an investment fund that distributes it securities only to persons that are accredited investors at the time of distribution, a person that acquires or acquired

a minimum of CDN$150,000 of value in securities, or a person that acquires or acquired securities under Sections 2.18 or 2.19 of NI 45-106;

☐ (o) an investment fund that distributes or has distributed securities under a prospectus in a jurisdiction of Canada for which the regulator or, in Québec, the securities regulatory authority, has issued a receipt;

☐ (p) a trust company or trust corporation registered or authorized to carry on business under the *Trust and Loan Companies Act* (Canada) or under comparable legislation in a jurisdiction of Canada or a foreign jurisdiction, acting on behalf of a fully managed account managed by the trust company or trust corporation, as the case may be;

☐ (q) a person acting on behalf of a fully managed account managed by that person, if that person (i) is registered or authorized to carry on business as an adviser or the equivalent under the securities legislation of a jurisdiction of Canada or a foreign jurisdiction, and (ii) in Ontario, is purchasing a security that is not a security of an investment fund;

☐ (r) a registered charity under the *Income Tax Act* (Canada) that, in regard to the trade, has obtained advice from an eligibility advisor or an advisor registered under the securities legislation of the jurisdiction of the registered charity to give advice on the securities being traded;

☐ (s) an entity organized in a foreign jurisdiction that is analogous to any of the entities referred to in paragraphs (a) to (d) or paragraph (i) in form and function;

☐ (t) a person in respect of which all of the owners of interests, direct, indirect or beneficial, except the voting securities required by law are persons or companies that are accredited investors;

☐ (u) an investment funds that is advised by a person registered as an advisor or a person that is exempt from registration as an advisor; or

☐ (v) a person that is recognized or designated by the securities regulatory authority or, except in Ontario and Québec, the regulator as (i) an accredited investor, or (ii) an exempt purchaser in Alberta or Canadian after this instrument comes into force;

Amendment to Settlement Agreement

The Subscriber acknowledges and agrees that the Subscriber may be required by the Company to provide such additional documentation as may be reasonably required by the Company and its legal counsel in determining the Subscriber's eligibility to acquire the Securities under relevant legislation.

IN WITNESS WHEREOF, the undersigned has executed this Questionnaire as of the ________ day of ___________, 2012.

If an Individual:

If a Corporation, Partnership or Other Entity:

Stichting Admis Kantoor Carlos Byl

Print or Type Name of Entity

____

Signature

____

Signature of Authorized Signatory

____

Print or Type Name

Stichting Adms Kantoor Carlos Byl

Type of Entity